Exhibit 10.1

WAIVER TO CREDIT AND GUARANTY AGREEMENT

THIS WAIVER TO CREDIT AND GUARANTY AGREEMENT (this “Waiver”), dated as of November 1, 2022, is made by and among ATHENEX, INC., a Delaware corporation (as applicable, the “Borrower”), the Lenders party hereto and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the parties hereto are party to that certain Credit and Guaranty Agreement, dated as of June 19, 2020 (as amended by that certain First Amendment and Limited Waiver to Credit and Guaranty Agreement, dated as of June 3, 2021, that certain Second Amendment to Credit and Guaranty Agreement, dated December 14, 2021, that certain Third Amendment to Credit and Guaranty Agreement and First Amendment to Warrants, dated as of January 19, 2022, that certain Fourth Amendment to Credit and Guaranty Agreement, Second Amendment to the Warrants and Partial Release of Collateral, dated as of June 21, 2022, that certain Fifth Amendment to Credit and Guaranty Agreement, dated as of June 29, 2022, that certain Sixth Amendment to Credit and Guaranty Agreement, dated as of August 14, 2022 and as further amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and the Administrative Agent;

WHEREAS, the upfront Net Cash Proceeds from China API Sale are expected to be received on or about November 2, 2022 (such Net Cash Proceeds, the “Upfront China API Sale Proceeds”);

WHEREAS, Section 3.03(b)(i) of the Credit Agreement requires that the Borrower make a mandatory prepayment in respect of Net Proceeds from certain Assets Sales in certain circumstances, subject to Section 3.03(b)(iv)(B); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to waive any mandatory prepayment obligations pursuant to Section 3.03(b)(i) of the Credit Agreement in respect of the Upfront China API Sale Proceeds.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

SECTION 1 Capitalized Terms. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

SECTION 2 Waiver. The Administrative Agent and the Lenders hereby waive the mandatory prepayment obligations pursuant to Section 3.03(b)(i) of the Credit Agreement in respect of the Upfront China Sale Proceeds..

SECTION 3 Miscellaneous.

(a) Binding Effect. This Waiver binds and is for the benefit of the successors and permitted assigns of each party.

(b) Limited Waiver. Except as specifically modified above, (i) the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents. None of the Administrative Agent or any Lender is under any obligation to enter into this Waiver. The entering into this Waiver by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor, except as provided in Section 2, as applicable, shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents.

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(c) Governing Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(d) Severability of Provisions. Each provision of this Waiver is severable from every other provision in determining the enforceability of any provision.

(e) Counterparts. This Waiver may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Waiver. Delivery of an executed counterpart of a signature page of this Waiver by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(f) Loan Documents. This Waiver and the documents related thereto shall constitute Loan Documents.

(g) Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Waiver and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver, as of the date first above written.

BORROWER AND ISSUER:	ATHENEX, INC.,
a Delaware corporation

	By:	/s/ Johnson Y.N. Lau
Name: Dr. Johnson Y.N. Lau
Title: Chairman and Chief Executive Officer

[Signature Page to Waiver]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Waiver]

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE-NGP STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE-MINN STRATEGIC CREDIT LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE-FORREST MULTI-STRATEGY LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE HUNTINGTON-GCF INVESTMENT FUND, L.P.

By:	Oaktree Huntington-GCF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntingon-GCF Investment Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Authorized Signatory

[Signature Page to Waiver]

OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Maria Attaar
Name: Maria Attaar
Title: Vice President

[Signature Page to Waiver]

OAKTREE STRATEGIC INCOME CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Waiver]

OAKTREE GILEAD INVESTMENT FUND, L.P.

By:	Oaktree Gilead Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

[Signature Page to Waiver]

SAGARD HEALTHCARE ROYALTY PARTNERS, LP, acting through its general partner, SAGARD HEALTHCARE ROYALTY PARTNERS GP LLC

By:	/s/ Adam Vigna
Name: Adam Vigna Title: Managing Partner & Chief Investment Officer

By:	/s/ Jason Sneah
Name: Jason Sneah Title: Manager

OPB SHRP CO-INVEST CREDIT LIMITED

By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen Title: Managing Director, Global Credit

By:
Name: Title:

[Signature Page to Waiver]

SIMCOE SHRP CO-INVEST CREDIT LTD.

By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen Title: Managing Director, Global Credit

By:
Name: Title:

[Signature Page to Waiver]